Number                                                              Common Stock
                                                                          SHARES

CEC ____      CARBON ENERGY CORPORATION
                                                         SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS
                                                         CUSIP

                            INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                        INCORPORATED UNDER THE COLORADO BUSINESS CORPORATION ACT

       THIS CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO, IL OR IN NEW YORK, NY

This Certifies that

is the record holder of

     FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITH NO PAR VALUE, OF ___________________ CARBON ENERGY CORPORATION ______________________________
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:
                           CARBON ENERGY CORPORATION
                                   CORPORATE
                                      SEAL
                                    COLORADO

                                                   Countersigned and Registered:
                                                   HARRIS TRUST AND SAVINGS BANK
                                                    Transfer Agent and Registrar

                                                   By:
                                                       -------------------------
                                                            AUTHORIZED SIGNATURE

     SECRETARY                                     PRESIDENT

     The Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of (1) the designations, preferences, limitations and relative rights attached to each class of shares authorized to be issued, (2) the variations in preferences, limitation, and rights determined for each series of shares, and (3) the authority of the directors to fix the designations, preferences, limitations and relative rights for future classes or series.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM    -  as tenants in common          UNIF GIFT MIN ACT - _________Custodian_________
TEN ENT    -  as tenants by the entireties                       (Cust)            (Minor)
JT TEN     -  as joint tenants with                             under Uniform Gifts to Minors
              right of survivorship                             Act ______________________
              and not as tenants in                                        (State)
              common                        UNIF TRF MIN ACT - _______Custodian (until age __)
                                                               (Cust)
                                                               _______ under Uniform Transfers
                                                               (Minor)
                                                               to Minors Act _______________
                                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

       For Value Received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  ------------------------------

  ------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_____________________________________Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________
                                 X______________________________________

                                 X______________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE

Signature(s) Guaranteed

By_____________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17d-15.